CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of EQ Advisors Trust of our report dated February 17, 2023, relating to the financial statements and financial highlights, which appears in the Annual Report on Form N-CSR for the funds listed in Appendix 1 for each of the periods indicated in Appendix 1. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 26, 2023

Appendix 1

EQ/All Asset Growth Allocation Portfolio (1)	EQ/Franklin Moderate Allocation Portfolio (1)
EQ/Ultra Conservative Strategy Portfolio (1)	EQ/Franklin Rising Dividends Portfolio (1)
EQ/Conservative Strategy Portfolio (1)	EQ/Franklin Small Cap Value Managed Volatility Portfolio (1)
EQ/Conservative Growth Strategy Portfolio (1)	EQ/Global Equity Managed Volatility Portfolio (1)
EQ/Balanced Strategy Portfolio (1)	EQ/Goldman Sachs Growth Allocation Portfolio (1)
EQ/Moderate Growth Strategy Portfolio (1)	EQ/Goldman Sachs Mid Cap Value Portfolio (1)
EQ/Growth Strategy Portfolio (1)	EQ/Goldman Sachs Moderate Growth Allocation Portfolio (1)
EQ/Aggressive Growth Strategy Portfolio (1)	EQ/Intermediate Government Bond Portfolio (1)
Equitable Conservative Growth MF/ETF Portfolio (1)	EQ/International Core Managed Volatility Portfolio (1)
Equitable Moderate Growth MF/ETF Portfolio (3)	EQ/International Equity Index Portfolio (1)
Equitable Growth MF/ETF Portfolio (3)	EQ/International Value Managed Volatility Portfolio (1)
1290 VT Moderate Growth Allocation Portfolio (1)	EQ/Invesco Comstock Portfolio (1)
1290 VT Multi-Alternative Strategies Portfolio (1)	EQ/Invesco Global Portfolio (1)
1290 VT Convertible Securities Portfolio (1)	EQ/Invesco Global Real Assets Portfolio (1)
1290 VT DoubleLine Opportunistic Bond Portfolio (1)	EQ/Invesco Moderate Allocation Portfolio (1)
1290 VT Equity Income Portfolio (1)	EQ/Invesco Moderate Growth Allocation Portfolio (1)
1290 VT GAMCO Mergers & Acquisitions Portfolio (1)	EQ/Janus Enterprise Portfolio (1)
1290 VT GAMCO Small Company Value Portfolio (1)	EQ/JPMorgan Growth Allocation Portfolio (1)
1290 VT High Yield Bond Portfolio (1)	EQ/JPMorgan Value Opportunities Portfolio (1)
1290 VT Micro Cap Portfolio (1)	EQ/Large Cap Core Managed Volatility Portfolio (1)
1290 VT Natural Resources Portfolio (1)	EQ/Large Cap Growth Index Portfolio (1)
1290 VT Real Estate Portfolio (1)	EQ/Large Cap Growth Managed Volatility Portfolio (1)
1290 VT Small Cap Value Portfolio (1)	EQ/Large Cap Value Index Portfolio (1)
1290 VT SmartBeta Equity ESG Portfolio (1)	EQ/Large Cap Value Managed Volatility Portfolio (1)
1290 VT Socially Responsible Portfolio (1)	EQ/Lazard Emerging Markets Equity Portfolio (1)
ATM Large Cap Managed Volatility Portfolio (1)	EQ/Long-Term Bond Portfolio (4)
ATM Mid Cap Managed Volatility Portfolio (1)	EQ/Loomis Sayles Growth Portfolio (1)
ATM Small Cap Managed Volatility Portfolio (1)	EQ/MFS International Growth Portfolio (1)
ATM International Managed Volatility Portfolio (1)	EQ/MFS International Intrinsic Value Portfolio (1)
EQ/500 Managed Volatility Portfolio (1)	EQ/MFS Mid Cap Focused Growth Portfolio (1)
EQ/400 Managed Volatility Portfolio (1)	EQ/MFS Technology Portfolio (1)
EQ/2000 Managed Volatility Portfolio (1)	EQ/MFS Utilities Series Portfolio (1)
EQ/International Managed Volatility Portfolio (1)	EQ/Mid Cap Index Portfolio (1)
EQ/AB Dynamic Aggressive Growth Portfolio (1)	EQ/Mid Cap Value Managed Volatility Portfolio (1)
EQ/AB Dynamic Growth Portfolio (1)	EQ/Money Market Portfolio (1)
EQ/AB Dynamic Moderate Growth Portfolio (1)	EQ/Morgan Stanley Small Cap Growth Portfolio (1)

EQ/AB Short Duration Government Bond Portfolio (1)	EQ/PIMCO Global Real Return Portfolio (2)
EQ/AB Small Cap Growth Portfolio (1)	EQ/PIMCO Real Return Portfolio (2)
EQ/AB Sustainable U.S. Thematic Portfolio (3)	EQ/PIMCO Total Return ESG Portfolio (1)
EQ/American Century Mid Cap Value Portfolio (1)	EQ/PIMCO Ultra Short Bond Portfolio (1)
EQ/American Century Moderate Growth Allocation Portfolio (1)	EQ/Quality Bond PLUS Portfolio (1)
EQ/Capital Group Research Portfolio (1)	EQ/Small Company Index Portfolio (1)
EQ/ClearBridge Large Cap Growth ESG Portfolio (1)	EQ/T. Rowe Price Growth Stock Portfolio (1)
EQ/Clearbridge Select Equity Managed Volatility Portfolio (1)	EQ/T. Rowe Price Health Sciences Portfolio (1)
EQ/Common Stock Index Portfolio (1)	EQ/Value Equity Portfolio (1)
EQ/Core Bond Index Portfolio (1)	EQ/Wellington Energy Portfolio (1)
EQ/Emerging Markets Equity PLUS Portfolio (1)	Multimanager Aggressive Equity Portfolio (1)
EQ/Equity 500 Index Portfolio (1)	Multimanager Core Bond Portfolio (1)
EQ/Fidelity Institutional AM® Large Cap Portfolio (1)	Multimanager Technology Portfolio (1)

(1)	Statement of operations for the year ended December 31, 2022 and statement of changes in net assets for each of the two years in the period ended December 31, 2022
(2)	Statements of operations and cash flows for the year ended December 31, 2022 and statement of changes in net assets for each of the two years in the period ended December 31, 2022
(3)	Statements of operations and changes in net assets for the period February 15, 2022 (commencement of operations) through December 31, 2022
(4)

Statement of operations for the year ended December 31, 2022 and statement of changes in net assets for the year ended December 31, 2022 and for the period August 2, 2021 (commencement of operations) through December 31, 2021